Income Taxes	3 Months Ended
Mar. 31, 2022
Income Tax Disclosure [Abstract]
Income Tax
12.	INCOME TAXES
Current income tax expense represents the amount expected to be reported on the Company’s income tax returns, and deferred tax expense or benefit represents the change in net deferred tax assets and liabilities. Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax basis of assets and liabilities as measured by the enacted tax rates that will be in effect when these differences reverse. Valuation allowances are recorded as appropriate to reduce deferred tax assets to the amount considered likely to be realized.
The income tax expense and effective income tax rate for the three months ended March 31, 2022 and 2021 were as follows:

	Three Months Ended March 31,
	2022	2021
	(in thousands, except percentages)
Income tax expense	$42,406	$—
Effective income tax rate	(10.0)%	—%

For the three months ended March 31, 2022, discrete tax expense of $7.3 million is included in the $42.4 million of income tax expense. The Company’s estimated annual effective income tax rate without discrete items was (8.3)%, compared to the US federal statutory rate of 21.0% due to the fair value adjustment on debt instruments (15.8)%, change in valuation allowance (9.9)%, non-deductible
interest (2.2)%,
non-deductible
employee costs (1.5)% and other 0.1%.
No discrete tax expense was included in income tax expense for the three months ended March 31, 2021. The Company’s estimated annual effective income tax rate without discrete items was 0%, compared to the US federal statutory rate of
21.0
% due to the change in valuation allowance of (24.1)% and other 3.1%.